UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 23, 2011

                             Calais Resources, Inc.
           (Exact Name of Registrant as Specified in its Charter)

         British Columbia               0-29392              98-0434111
(State or Other Jurisdiction of   (Commission File No.)   (I.R.S. Employer
          Incorporation)                                  Identification No.)


                             Calais Resources, Inc.
                         4415 Caribou Road, PO Box 653
                            Nederland, CO  80466-0653
             (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:  (303) 258-3806

                                      N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01  Other Events.

     The Company is posting on its www.calaisresources.com a Letter to Shareholders from the Company's Chairman, R. David Russell which outlines the Company's mission statement and is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (d)  Exhibits.

No.     Exhibit

10.1    Letter to Shareholders


                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALAIS RESOURCES, INC.



                                  By: /s/ David K. Young
                                  Name:  David K. Young
                                  Title: President

Dated:   February 23, 2011